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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 August 3, 2004


                                 PERRIGO COMPANY
                                 ---------------
               (Exact name of registrant as specified in charter)




   MICHIGAN                       0-19725                       38-2799573
---------------                 ------------                -------------------
(State or other                 (Commission                  (I.R.S. Employer
Jurisdiction of                 File Number)                   Identification
 Incorporation)                                                    Number)



        515 Eastern Avenue, Allegan, Michigan                   49010
        -------------------------------------                -----------
       (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (269) 673-8451


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ITEM 12. Disclosure of Results of Operations and Financial Condition


On August 3, 2004, the Perrigo Company announced that it is negotiating a settlement with the U.S. Federal Trade Commission (FTC) in order to close the FTC's investigation into a 1998 agreement between Perrigo and New Jersey-based, Alpharma Inc.

The press release related to Perrigo's announcement is attached as Exhibit 99.

The information in this Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.






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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PERRIGO COMPANY
                                                (Registrant)



                                                By: /s/ Douglas R. Schrank
                                                    ----------------------------
Dated: August 3, 2004                               Douglas R. Schrank
                                                    Executive Vice President and
                                                      Chief Financial Officer
                                                      (Principal Accounting and
                                                      Financial Officer)

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                                  Exhibit Index


         Exhibit 99 - Press Release issued by Perrigo Company on August 3, 2004, furnished solely pursuant to Item 12 for Form 8-K.